UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 20, 1995


                           First Midwest Bancorp, Inc.

             (Exact name of registrant as specified in its charter)


           Delaware                   0-10967                  36-3161078

 (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)            File Number)
                                                       Identification No.)

300 Park Boulevard, Suite 405, Itasca, Illinois                  60143

      (Address of principal executive offices)                (Zip Code)


 Registrant's telephone number, including area code (708) 875-7450






             (Former name and address, if changed since last report)



                           Exhibit Index is on Page 5





                           FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                DECEMBER 20, 1995



Item 2.  Acquisition or Disposition of Assets

On December 20, 1995, First Midwest Bancorp, Inc. ("First Midwest") consummated the acquisition of CF Bancorp, Inc. ("CF"), the Holding Company of Citizens Federal Savings Bank of Davenport, Iowa. The transaction was structured as an exchange of stock and was accounted for on a pooling of interests basis. The stock exchange resulted in CF shareholders receiving 1.4545 shares of First Midwest common stock for each share of CF common stock owned in a tax free exchange.

Item 7.  Financial Statements and Exhibits

      (a) Financial Statements of Businesses Acquired: Incorporated by Reference to First Midwest's Registration Statement on Form S-4 (Registration No. 33-62581) filed on September 12, 1995. Pages 43-45 of such Registration Statement includes financial statements of the acquired business, CF Bancorp, Inc., in substantially the same form as required by this Item 7.a.

      (b) Proforma Financial Information: Incorporated by reference to First Midwest's Registration Statement on Form S-4 (Registration No. 33-62581) filed on September 12, 1995. Pages 43-45 of such Registration Statement includes proforma financial information for First Midwest and CF Bancorp, Inc., in substantially the same form as required by this Item 7.b.

      (c) Exhibits - Exhibit index is located on page 5 of this report on Form 8-K.





                           FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                December 20, 1995


The following Items are not applicable for this Form 8-K:

      Item 1.  Changes in Control of Registrant

      Item 3.  Bankruptcy or Receivership

      Item 4.  Changes in Registrant's Certifying Accountant

      Item 5.  Other Events

      Item 6.  Resignations of Registrant's Directors

      Item 8.  Change in Fiscal Year.




                           FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                December 20, 1995

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            First Midwest Bancorp, Inc.
                                                    (Registrant)




Date:           January 4, 1996                 DONALD J. SWISTOWICZ
                                                Donald J. Swistowicz
                                              Executive Vice President





                           FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                DECEMBER 20, 1995

                                  EXHIBIT INDEX



                                                                 Page
 Exhibit Number
                                   Description of Documents
                                                                  Number


      2          Plan of Acquisition - Incorporated by Reference
                    to Appendix A to First Midwest's Registration on Form S-4 (Registration No. 33-62581)

      23.1       Consent of KPMG Peat Marwick LLP                      6
      23.2       Consent of McGladrey & Pullen, LLP                    7

      99         Press release issued by First Midwest                 8
                    Bancorp, Inc. dated December 21, 1995              9